UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

August 17, 2022

Date of Report (Date of earliest event reported)

Apple Inc.

(Exact name of Registrant as specified in its charter)

California	001-36743	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Apple Park Way

Cupertino, California 95014

(Address of principal executive offices) (Zip Code)

(408) 996-1010

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	AAPL	The Nasdaq Stock Market LLC
1.000% Notes due 2022	—	The Nasdaq Stock Market LLC
1.375% Notes due 2024	—	The Nasdaq Stock Market LLC
0.000% Notes due 2025	—	The Nasdaq Stock Market LLC
0.875% Notes due 2025	—	The Nasdaq Stock Market LLC
1.625% Notes due 2026	—	The Nasdaq Stock Market LLC
2.000% Notes due 2027	—	The Nasdaq Stock Market LLC
1.375% Notes due 2029	—	The Nasdaq Stock Market LLC
3.050% Notes due 2029	—	The Nasdaq Stock Market LLC
0.500% Notes due 2031	—	The Nasdaq Stock Market LLC
3.600% Notes due 2042	—	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2022, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Apple Inc. (“Apple”) approved the Apple Inc. Executive Cash Incentive Plan (the “Plan”) under which eligible participants may be granted cash incentive awards based on the achievement of performance goals over performance periods established by the Committee (each, an “Award”). The Plan is intended to attract, retain, motivate, reward and align the efforts of Plan participants with the objectives of Apple shareholders. Eligible participants are members of Apple’s executive team, including Apple’s named executive officers and other employees designated by the Committee.

The Plan is administered by the Committee. The Committee establishes performance periods, which generally correlate to Apple’s fiscal years, and performance goals for which achievement will be measured over each performance period. The Committee also establishes any applicable threshold, target and maximum level of achievement for each performance goal. The Committee will specify the performance period, performance goal(s), maximum payout opportunity and any other terms and conditions for the Awards.

The payout that a participant may receive under the Plan with respect to an Award is based upon whether and to what extent the performance goals have been achieved, as determined by the Committee after receiving the necessary information to evaluate such achievement after the end of the performance period. The payout will be made in cash as soon as practicable after the Committee considers the achievement of the performance goals, and to the extent applicable, a participant’s performance. If a participant terminates service prior to a payout date, the participant’s Award will be forfeited unless otherwise determined by the Committee.

The foregoing description of the Plan is a summary and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 17, 2022, Apple’s Board approved and adopted amended and restated bylaws (the “Amended and Restated Bylaws”), which became effective the same day. Among other things, the amendments effected by the Amended and Restated Bylaws:

•	Allow for special meetings of the Board to be called on less than 48 hours’ notice as necessary or appropriate under given circumstances.

•

Enhance procedural mechanics and disclosure requirements in connection with shareholder nominations of directors and submissions of proposals regarding other business at shareholder meetings (other than nominations pursuant to Apple’s proxy access bylaws and proposals to be included in Apple’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including by requiring:

•	additional background information and disclosures regarding proposing shareholders, proposed nominees and business, and other persons related to a shareholder’s solicitation of proxies;

•

any shareholder submitting a nomination notice to make a representation as to whether such shareholder intends to solicit proxies in support of director nominees other than Apple’s nominees in accordance with Rule 14a-19 under the Exchange Act and, on request of Apple, to provide reasonable evidence that certain requirements of such rule have been satisfied;

•

that disclosures included in a shareholder’s notice of nominations or proposals regarding other business be updated so that they are accurate as of the shareholder meeting record date and as of ten business days prior to the shareholder meeting; and

•	that proposed nominees be available for interviews with the Board.

•

Clarify the Board’s authority to designate the location for shareholder meetings and specify powers of the chair of a shareholder meeting to prescribe rules and regulations for the conduct of a meeting and to adjourn a meeting.”

•	Revise and update the procedures and requirements for shareholders to request a special meeting of shareholders and a record date for action by written consent.

•	Require that a shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white.

•	Add bylaws allowing the Board to operate with reduced procedural requirements during an emergency, as defined in the California Corporations Code (the “Code”).

The Amended and Restated Bylaws also incorporate ministerial, clarifying and conforming changes, including changes to align with the language used in certain provisions of the Code.

The foregoing description is a summary and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.2 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

3.2	Amended and Restated Bylaws of Apple Inc., effective as of August 17, 2022.

10.1	Apple Inc. Executive Cash Incentive Plan.

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2022	Apple Inc.

	By:	/s/ Katherine Adams
Katherine Adams
Senior Vice President, General Counsel and Secretary